Supplement, dated September 24, 1999, to the
            Statement of Additional Information, dated June 1, 1999,
             of Seligman California Municipal High-Yield Series and
      Seligman California Municipal Quality Series (together, the "Series")
                 of Seligman Municipal Series Trust (the "Fund")

     The following supersedes the information appearing in the fifth paragraph of page 3 of the Series' Statement of Additional Information.

     On September 16, 1999, the Fund's Trustees eliminated the non-fundamental policy which prohibited each Series of the Fund, with respect to 75% of the value of its assets, from purchasing any revenue bonds if, as a result of such purchase, more than 5% of the Series' assets would be invested in the revenue bonds of a single issuer. However, each Series remains subject to a fundamental policy which prohibits each Series, with respect to 50% of the value of its total assets, from purchasing the securities of any one issuer if, as a result of such purchase, more than 5% of the Series' total assets (at market value) would be invested in the securities of a single issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities).